UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2010

	TRANSGENOMIC, INC.
	(Exact name of registrant as specified in its charter)

Delaware	000-30975	911789357
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12325 Emmet Street, Omaha, Nebraska		68164
(Address of principal executive offices)		(Zip Code)

	(402) 452-5400
	(Registrant’s telephone number, including area code)

	Not applicable
	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)   Compensatory Arrangement of Certain Officer.

On April 19, 2010, the registrant entered into a Separation Agreement with Dr. Eric Kaldjian, former Chief Scientific Officer of the registrant. Pursuant to the Separation Agreement, Dr. Kaldjian’s employment with the registrant ended as of April 9, 2010, however the registrant shall continue to pay Dr. Kaldjian’s base salary through December 31, 2010.  The Separation Agreement also contains customary confidentiality, non-competition, non-solicitation and release of claims provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2010	TRANSGENOMIC, INC.

	By:	/s/ Debra A. Schneider
Debra A. Schneider
Chief Financial Officer